 Bankwell Financial Group3Q’18 Investor Presentation

 Safe Harbor  This presentation may contain certain forward-looking statements about the Company. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged.

 Bankwell MILESTONESAssets  Bankwell’s Story  Bankwell is one of the fastest growing and most profitable community banks in Connecticut.  Bankwell was named one of the “Top 100 Best Performing Community Banks of 2016” between $1 billion and $10 billion in assets nationwide based on certain metrics for the year ended December 31, 2016 by S&P Global Market IntelligenceBankwell was named one of 29 banks nationwide to make the Sandler O’Neill + Partners list of “Sm-All Stars”, and the only CT bank to make the list  2002    2007    2008    2010    2013    2014    2017    2016    3Q18                    $0  $190,906  $247,041  $395,708  $779,618  $1,099,531  $1,628,919  $1,796,607  $1,885,036  Dollars in thousands  Founded The Bank of New Canaan  Holding Company formed (BNC Financial Group)  Founded second bank, The Bank of Fairfield  Founded third bank, Stamford First Bank, a division of The Bank of New Canaan  The banks merge into “Bankwell”; Bankwell acquires The Wilton Bank  Bankwell acquires Quinnipiac Bank & Trust Company  Named one of the “Top 100 Best Performing Community Banks of 2016”1  Named to Sandler O’Neill “Sm-All Stars Class of 2017”2  Building franchise value with continued organic growth

 Bankwell Profile  $1.89B asset Connecticut-based bank with focus on CRE and C&I lending12 existing branches in Fairfield & New Haven Counties  Company Overview NASDAQ: BWFG  $162MM deposits per branch, excluding the 3 new branches opened in 2Q; highest in Fairfield & New Haven Counties1Attractive core market of Fairfield County / Bridgeport-Stamford-Norwalk MSAMost affluent MSA in the Nation in per capita personal income (PCPI)2  1 Source: S&P Global Market Intelligence’s Branch Competitors & Pricing Report as of 6/30/18, excluding global money center banks (tickers BAC, WFC, JPM, TD & C)2 Source: Bureau of Economic Analysis’ Metropolitan Area Table, contained within the Local Area Personal Income, 2016 news release on 11/16/17   Existing branches (12) Fairfield County

 Why Bankwell?   Consistently strong performer in highly attractive markets  1 as of September 28th, 20182 as of September 30th, 2018

 Strategic Priorities  Balance Sheet Diversification/ Loan Growth  Deposit Growth  Credit Quality  Capital Management          Strategic expansion of C&I lendingPrice “smart”, defend NIM through disciplined growth  Maintain disciplineExpand portfolio management capabilities  Opened three new branchesLaunched online deposit gatheringKey Treasury Management initiatives, targeting Municipalities, Professional Services  Maintain strong capital ratiosWell-positioned for opportunistic M&ADividend flexibility

 3Q’18 Highlights  Profitability  Growth  Stability  $4.9 million Net Income1.03% Return on Average Assets 11.23% Return on Average Equity$22.20 Tangible Book Value  $1.6 billion of gross loans, 5% growth year over year$1.5 billion of deposits, 6% growth year over year3 new branches grew to $24MM in deposit balances$13.1MM of assets per employee  3Q’18 dividend of $0.12 declaredConsidered “Well Capitalized” with 10.14% Tier 1 Leverage11.43% CET1 / RWA12.61% Total Capital / RWA

 3Q Consolidated Statement of Income   2018 2017 V 1Total Interest Income $20.5 $18.3 $2.2Total Interest Expense $6.3 $4.5 $1.8Net Interest Income $14.2 $13.9 $0.4Provision for Loan Losses $0.3 $0.4 $(0.1)Net Interest Income after Provision $13.9 $13.5 $0.5Non Interest Income $0.9 $0.8 $0.0Non Interest Expense $8.9 $8.1 $0.7Pre-Tax Income $5.9 $6.2 $(0.2)Income Tax Expense $1.1 $1.9 $(0.8)Reported Net Income (Loss) $4.9 $4.3 $0.6EPS $0.62 $0.55 $0.07  Dollars in millions  Key driversNet Interest Income growth driven by loan originations, partially offset from rising cost of funds on deposits & increased borrowingsProvision for Loan Losses favorable due to improving historical loss trendsNon Interest Expense increase over prior period in support of ongoing business growth, reflected in increased C&B and Occupancy / Equipment expensesTax Expense reflects the impact of the new Corporate Tax Rate of 21%, vs prior rate of 35%  1 Variances are rounded based on actual whole dollar amounts

 3Q YTD Consolidated Statement of Income   2018 2017 V 1Total Interest Income $58.5 $52.5 $6.0Total Interest Expense $16.7 $12.0 $4.6Net Interest Income $41.9 $40.5 $1.4Provision for Loan Losses $0.6 $1.8 $(1.2)Net Interest Income after Provision $41.2 $38.6 $2.6Non Interest Income $3.3 $3.1 $0.2Non Interest Expense $26.8 $23.9 $2.9Pre-Tax Income $17.7 $17.8 $(0.1)Income Tax Expense $3.5 $6.0 $2.5Reported Net Income (Loss) $14.2 $11.7 $2.4EPS $1.80 $1.51 $0.29  Dollars in millions  Key driversNet Interest Income growth driven by loan originations, partially offset from rising cost of funds on deposits & increased borrowingsProvision for Loan Losses favorable due to improving historical loss trendsNon Interest Expense increase over prior period in support of ongoing business growth, including the opening of 3 new branches in ’18,reflected in increased C&B and Occupancy / Equipment expenses; Also impacted by reduced loan origination costs as a result of year-over-year lower loan volumeTax Expense reflects the impact of the new Corporate Tax Rate of 21%, vs prior rate of 35%  1 Variances are rounded based on actual whole dollar amounts

 Financial Snapshot  Dollars in thousands, except per share data  2014  2015  2016  2017  1Q’18  2Q’18  3Q’18  Total assets  $1,099,531  $1,330,372  $1,628,919  $1,796,607  $1,831,243  $1,870,802  $1,885,036  Net loans  $915,981  $1,129,748  $1,343,895  $1,520,879  $1,534,565  $1,572,591  $1,585,465  Loans to deposits  110.7%  109.1%  105.6%  110.1%  108.7%  108.4%  107.2%  Efficiency ratio  68.7%  62.3%  56.5%  54.9%  62.0%  60.1%  59.6%  Net interest margin  3.84%  3.77%  3.54%  3.30%  3.15%  3.15%  3.17%  Total capital to risk weighted assets  13.55%  13.39%  12.85%  12.19%  12.35%  12.47%  12.61%  Return on average equity  5.13%  6.76%  8.94%  8.93%  11.35%  11.28%  11.23%  Tangible book value per share  $16.35  $17.43  $18.98  $20.59  $21.12  $21.56  $22.20  Net interest income  $31,660  $42,788  $49,092  $54,364  $13,705  $13,908  $14,246  Net income  $4,568  $9,030  $12,350  $13,830  $4,600  $4,715  $4,857  EPS (fully diluted)  $0.78  $1.21  $1.62  $1.78  $0.59  $0.60  $0.62  1  1 Values are based on reported earnings / performance, which were impacted primarily as a result of the Tax Cut and Jobs Act passed in December 2017 along with several other smaller items. Please refer to BWFG’s 4Q’17 Earnings Release for further detail  Quarterly ratios are year-to-date calculations

 Financial Performance Trends  Net IncomeCAGR 38%   RevenueCAGR 15%   1 4Q’17 EPS reduced by $0.26 due to the impact of the Tax Cut and Jobs Act passed in December 2017 along with several other smaller items; on a “core” basis, 2017 EPS is $2.03, please refer to BWFG’s 4Q’17 Earnings Release for further detail  The third quarter efficiency ratio was 58.6%, bringing the year to date ratio down to 59.6%NIM relatively stable through 2018; rising pressure on deposit costs partially mitigated by prepay penalties and default interest collected  Dollars in millions  EPS $0.78 $1.21 $1.62 $1.78 $1.80Efficiency Ratio 68.7% 62.3% 56.5% 54.9% 59.6%NIM 3.84% 3.77% 3.54% 3.30% 3.17%          1

 Loan Portfolio  CAGR 16%  $1,543  $1,366  $1,148  $930  Dollars in millions  $1,608  ‘18 driven by strong originations offset by prepayments

 Loan Volume Trends  Dollars in millions  Loan Volume  YTD results reflect pricing discipline during Q1, a period of disproportionate competitionOrigination volume subsequently normalized at appropriate credit spreadsAnticipate full year originations of ~$300MM

 Loan Pricing Trends  Total Loan Portfolio  1 As of 11-8-182 Weighted average yield based on active loans as of 12-31-17 & 9-30-18, respectively  2  Dollars in millions  Loan statistics  3Q  YTD  Weighted average yield on new loan fundings  5.48%  5.30%  Weighted average life on new loans  ~4.0 Yrs  ~4.5 Yrs  Average 5 Yr Treasury  2.81%  2.71%  Current 5 Yr Treasury 1  3.09%    Current rates imply further portfolio yield increases

 Loan Portfolio  Team of skilled credit analysts, most with > 10 years’ experienceStrong risk management practices in placeDeveloped rigorous suite of risk management reports, enabling multi-level portfolio stratificationProven track record as CRE LenderC&I concentration grew from 15.1% in year-end 2015 to 18.0% in 3Q’18, while increasing loan portfolio $460MM over the same time period

 CRE Loan Portfolio  Retail Composition  $  %  Retail2  $168  55.30%  Grocery  $76   25.00%  Pharmacy  $27   9.03%  Restaurant  $17  5.50%  Gas / Auto Services  $16   5.16%  Total Retail  $303   100.00%  Average deal size is $2.1MM            Office Composition  $  %  Office (primarily suburban)  $207  71.62%  Medical  $80   27.67%  Condo  $2   0.70%  Total Office  $289  100.00%  Average deal size is $2.0MM      1 Includes Owner Occupied CRE2 Comprised primarily of neighborhood and convenience centers, typically characterized by: size up to 125,000 sq. ft.; convenience and service oriented   1  Dollars in millions  At year-end 2017, Retail and Office concentrations were 27.21% and 27.90%, respectivelyProperty Type mix has diversified over 2018 while overall portfolio has grown

 Geography Distribution  Measured approach to expansionFollowing existing customers to new locationsImproved geographic diversification since year-end 2017  CRE to Risk Based Capital Ratio  Proven track record as CRE LenderStrong risk management practices in place  1  1 Includes Owner Occupied CRE  CRE Loan Portfolio

 Asset Quality  NPAs $4.31 $5.04 $3.21 $5.48 $20.86 $23.33 $21.96  $MMs  NPAs to Total Assets  Update on the 2 recent NPAsNPA #1 $4MM loan fully paid off in 3Q’18; BWFG recovered 100% principal plus default interest and expenses.NPA #2 Continuing to work with borrower on multiple pathways to repayment; $3.1MM specific reserve balance as of 3Q.  1Q increase in NPAs driven by two specific relationships (see update box to left)2Q NPAs increase attributable to required repurchase of guaranteed portion of SBA loan deemed an NPA in 1QSubsequent reduction in 3Q NPAs given $4MM payoff (“NPA #1”)The total allowance for loan loss (“ALLL”) reserve is $19.3MM and represents 1.20% of total loansThe general ALLL reserve provides 288% coverage of NPAs that do not carry a specific reserveNet Charge-Offs / Average Loans remains low at 0.02%

 Deposits  CAGR 17%  $835  $1,047  $1,289  $1,398  Dollars in millions  $1,493  BWFG increasing deposits in a competitive market

 Deposit Market Share    Deposit Market Share            Location  2013  2014  2015  2016  2017  2018  New Canaan  19.77%  22.71%  24.40%  29.59%  31.10%  32.44%  Wilton  6.26%  6.87%  7.76%  9.85%  13.81%  15.18%  Fairfield  5.95%  7.65%  6.38%  7.58%  9.18%  9.14%  Norwalk  not applicable    1.44%  1.97%  2.92%  3.62%  Stamford  1.99%  2.84%  2.00%  1.92%  2.28%  2.50%  Darien  not applicable          0.31%  Westport  not applicable          0.05%  Fairfield County  1.51%  2.00%  1.94%  2.17%  2.54%  2.69%  New Haven County  0.40%  0.43%  0.45%  0.55%  0.61%  0.63%  From FDIC Market Share Report as of June 30, 2018Darien, Westport and 2nd Stamford locations opened June 9th, 2018  Growing deposit share in very competitive markets

 Management Team  Name  Years Experience  Selected Professional Biography  Christopher GrusekePresident & CEO(since 2015)  25+  Founding investor of Bankwell’s precursor, Bank of New Canaan, member of BoD and ALCO Committee 2009 to 201220 year Investment Banking career focused on financial institutions, securitizations and interest rate risk managementManagement positions include Chief Operating Officer of Greenwich Capital Markets  Penko IvanovEVP & CFO(since 2016)  25+  CFO for Darien Rowayton Bank & Doral Bank’s US OperationsProven track record in building, improving and overseeing all areas of Finance, including Controllership, SOX, Treasury, FP&A, as well as internal and external reporting functionsPrior experience includes 8 years with GE Capital in various finance roles  Heidi S. DeWyngaertEVP & Chief Lending Officer(since 2004)  30+  Previously at Webster Bank, managing the Fairfield County Commercial Real Estate group10 years as Vice President for CRE at First Union National Bank  David P. DineenEVP & Head of Community Banking(since 2016)  30+  Previously at Capital One Commercial Bank as the National Market Manager for Treasury Management and Deposit Services Managed Retail Branch networks and Treasury Management sales teams at NorthFork Bank and Commerce Bank  Christine A. ChivilyEVP & Chief Risk & Credit Officer (since 2013)  30+  Previously a Risk Manager for CRE and C&I at Peoples United BankSVP/Senior Credit Officer at RBS Greenwich Capital Markets (11 years); Director - Northeast Region, Multifamily at Freddie Mac (5 years); Manager, Loan Servicing - Distressed Assets at M&T Bank  Laura J. WaitzEVP & Chief of Staff(since 2017)  30+  Previously Senior Managing Director, Global Head of Human Resources at The Blackstone Group (9 years)Also at Citi Alternative Investments as MD & Global Head of Compensation & at Deutsche Bank as Head of Compensation (Americas) & as Global Compensation Mgr. for Private Equity & Investment Bank  Experienced management team with a diverse, non-community banking background